UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8 - K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event Reported): October 12, 2004



                              CIT RV Trust 1998 - A
             (Exact Name of Registrant as Specified in its Charter)


       Delaware                        000 - 24495              36 -4232666
(State or other jurisdiction     (Commission File Number)      (IRS Employer
    of incorporation)                                        Identification No.)

1 CIT Drive
Livingston, New Jersey                                            07039-5703
(Address of principal executive offices and zip code)             (Zip Code)

Registrants' telephone number, including area code:  (973) 740 -5000

                     c/o The CIT Group/Sales Financing, Inc.
                                   1 CIT Drive
                          Livingston, New Jersey 07039
          (Former name or former address, if changed since last report)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14A-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 9.01.                 FINANCIAL STATEMENTS AND EXHIBITS

(c.)    Exhibits.

         The following are filed herewith. The exhibit numbers correspond with
Item 601 (b) of Regulation S-K.

EXHIBIT NO.                                 DESCRIPTION

99.1                                        Pool Data Report


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the Undersigned hereunto duly authorized.

                                            THE CIT GROUP/SALES FINANCING,
                                            INC., as Servicer

                                            By:   /s/ Barbara Callahan
                                                  -----------------------------
                                            Name:  Barbara Callahan
                                            Title: Vice President


Dated:   October 12, 2004


                                                CIT RV TRUST 1998-A
                                            Cutoff Date: June 30, 2004

               The percentages and balances set forth in each of the following tables may not total due to rounding.

                                     GEOGRAPHIC DISTRIBUTION OF CONTRACTS (1)



                                                     % OF CONTRACT                                % OF CONTRACT
                                   NUMBER OF        POOL BY NUMBER   AGGREGATE PRINCIPAL      POOL BY PRINCIPAL
                             CONTRACTS AS OF    OF CONTRACTS AS OF   BALANCE OUTSTANDING    BALANCE OUTSTANDING
STATE                           CUT-OFF DATE          CUT-OFF DATE    AS OF CUT-OFF DATE     AS OF CUT-OFF DATE
-----                           ------------          ------------    ------------------     ------------------

Alabama                                 42              1.48%              $1,397,672                1.80%
Alaska                                   2              0.07%                  98,069                0.13%
Arizona                                156              5.49%               4,509,527                5.82%
Arkansas                                78              2.75%               1,338,887                1.73%
California                             408             14.37%              10,990,891               14.18%
Colorado                                71              2.50%               1,897,989                2.45%
Connecticut                             18              0.63%                 311,708                0.40%
Delaware                                 2              0.07%                  70,648                0.09%
Florida                                194              6.83%               6,126,569                7.91%
Georgia                                 70              2.47%               1,771,497                2.29%
Idaho                                   18              0.63%                 477,090                0.62%
Illinois                                71              2.50%               1,606,920                2.07%
Indiana                                 32              1.13%                 948,803                1.22%
Iowa                                     6              0.21%                 160,051                0.21%
Kansas                                  57              2.01%               1,056,319                1.36%
Kentucky                                14              0.49%                 318,290                0.41%
Louisiana                               27              0.95%                 850,987                1.10%
Maine                                    7              0.25%                 420,246                0.54%
Maryland                                31              1.09%                 688,037                0.89%
Massachusetts                           43              1.51%                 822,723                1.06%
Michigan                                33              1.16%               1,311,777                1.69%
Minnesota                               19              0.67%                 984,393                1.27%
Mississippi                             20              0.70%                 481,555                0.62%
Missouri                               112              3.95%               2,259,171                2.92%
Montana                                  8              0.28%                 158,214                0.20%
Nebraska                                 9              0.32%                 106,305                0.14%
Nevada                                  63              2.22%               1,877,222                2.42%
New Hampshire                            9              0.32%                 234,216                0.30%
New Jersery                             27              0.95%                 648,523                0.84%
New Mexico                              37              1.30%               1,581,242                2.04%
New York                                55              1.94%               1,414,249                1.82%
North Carolina                          54              1.90%               2,092,090                2.70%
North Dakota                             1              0.04%                 102,409                0.13%
Ohio                                    26              0.92%               1,236,342                1.60%
Oklahoma                               164              5.78%               3,291,370                4.25%
Oregon                                  79              2.78%               2,498,256                3.22%
Pennsylvania                            39              1.37%                 779,464                1.01%
Rhode Island                            13              0.46%                 202,610                0.26%
South Carolina                          25              0.88%                 819,511                1.06%
South Dakota                             3              0.11%                  86,813                0.11%
Tennessee                               34              1.20%               1,099,212                1.42%
Texas                                  456             16.06%              12,350,126               15.94%
Utah                                    14              0.49%                 658,371                0.85%
Vermont                                  3              0.11%                  38,284                0.05%
Virginia                                19              0.67%                 490,216                0.63%
Washington                             137              4.83%               3,850,114                4.97%
West Virginia                            4              0.14%                  44,350                0.06%
Wisconsin                               17              0.60%                 728,655                0.94%
Wyoming                                  8              0.28%                 147,168                0.19%
Other (2)                                4              0.14%                  60,277                0.08%

                          ----------------------------------------------------------------------------------------
                                     2,839            100.00%             $77,495,428              100.00%
                          ========================================================================================

-----------------------------
(1) In most cases, based on the mailing addresses of the Obligors as of the Cut-off Date.
(2) Generally includes foreign address locations




                                              RANGE OF CONTRACT RATES

                                                      % OF CONTRACT                                     % OF CONTRACT
                                     NUMBER OF       POOL BY NUMBER      AGGREGATE PRINCIPAL        POOL BY PRINCIPAL
RANGE OF                       CONTRACTS AS OF   OF CONTRACTS AS OF      BALANCE OUTSTANDING      BALANCE OUTSTANDING
CONTRACT RATES                    CUT-OFF DATE         CUT-OFF DATE       AS OF CUT-OFF DATE       AS OF CUT-OFF DATE
--------------                    ------------         ------------       ------------------       ------------------


0.00%           -  7.49% (1)                8                0.28%                  $434,608                    0.56%
7.50%           -  7.99%                   37                1.30%                 3,198,046                    4.13%
8.00%           -  8.99%                  464               16.34%                25,793,920                   33.28%
9.00%           -  9.99%                  814               28.67%                24,509,937                   31.63%
10.00%          -  10.99%                 707               24.90%                13,235,321                   17.08%
11.00%          -  11.99%                 420               14.79%                 6,187,750                    7.98%
12.00%          -  12.99%                 224                7.89%                 2,567,594                    3.31%
13.00%          -  13.99%                 107                3.77%                 1,079,362                    1.39%
14.00%          -  14.99%                  46                1.62%                   394,996                    0.51%
15.00%          -  15.99%                   9                0.32%                    65,227                    0.08%
16.00%          -  16.99%                   1                0.04%                     9,231                    0.01%
18.00%          -  18.99%                   1                0.04%                    11,385                    0.01%
19.00%          -  19.99%                   1                0.04%                     8,050                    0.01%
                               ------------------------------------------------------------------------------------------
                                        2,839              100.00%               $77,495,428                  100.00%
                               ==========================================================================================

(1) Generally represents repossessed contracts or contracts subject to the Soldiers' and Sailors' Civil Relief Act.


                                           RANGE OF REMAINING MATURITIES

                                                          % OF CONTRACT                                    % OF CONTRACT
                                          NUMBER OF      POOL BY NUMBER    AGGREGATE PRINCIPAL         POOL BY PRINCIPAL
RANGE OF REMAINING                  CONTRACTS AS OF  OF CONTRACTS AS OF    BALANCE OUTSTANDING       BALANCE OUTSTANDING
MATURITIES IN MONTHS                   CUT-OFF DATE        CUT-OFF DATE     AS OF CUT-OFF DATE        AS OF CUT-OFF DATE
--------------------                   ------------        ------------     ------------------        ------------------

 0                -   12 months                 115               4.05%              $192,600                     0.25%
 13               -   24 months                  91               3.21%               335,822                     0.43%
 25               -   36 months                  50               1.76%               274,243                     0.35%
 37               -   48 months                 466              16.41%             4,079,076                     5.26%
 49               -   60 months                  87               3.06%               953,171                     1.23%
 61               -   72 months                 649              22.86%             8,937,828                    11.53%
 73               -   84 months                 111               3.91%             1,842,411                     2.38%
 85               -   96 months                  42               1.48%             1,511,949                     1.95%
 97               -  108 months                 978              34.45%            39,659,755                    51.18%
109               -  120 months                 129               4.54%             6,040,980                     7.80%
121               -  132 months                   5               0.18%               577,128                     0.74%
133               -  144 months                   1               0.04%                66,799                     0.09%
145               -  156 months                   3               0.11%               286,071                     0.37%
157               -  168 months                 110               3.87%            12,449,338                    16.06%
169               -  180 months                   2               0.07%               288,256                     0.37%
                                     ---------------------------------------------------------------------------------------
                                              2,839             100.00%           $77,495,428                   100.00%
                                     =======================================================================================



                                           COLLATERAL TYPE DISTRIBUTION


                                                          % OF CONTRACT                                  % OF CONTRACT
                                          NUMBER OF      POOL BY NUMBER    AGGREGATE PRINCIPAL       POOL BY PRINCIPAL
                                    CONTRACTS AS OF  OF CONTRACTS AS OF    BALANCE OUTSTANDING     BALANCE OUTSTANDING
COLLATERAL TYPE                        CUT-OFF DATE        CUT-OFF DATE     AS OF CUT-OFF DATE      AS OF CUT-OFF DATE
---------------                        ------------        ------------     ------------------      ------------------

Motor Homes                                   1,357             47.80%            $57,445,768                   74.13%
Fifth Wheel                                     632             22.26%             11,696,045                   15.09%
Travel Trailer                                  676             23.81%              6,531,518                    8.43%
Other                                           174              6.13%              1,822,097                    2.35%
                                    -------------------------------------------------------------------------------------
Total                                         2,839            100.00%            $77,495,428                  100.00%
                                    =====================================================================================




                                          DELINQUENCY STATUS DISTRIBUTION

                                                                 % OF CONTRACT                                  % OF CONTRACT
                                                 NUMBER OF      POOL BY NUMBER    AGGREGATE PRINCIPAL       POOL BY PRINCIPAL
                                           CONTRACTS AS OF  OF CONTRACTS AS OF    BALANCE OUTSTANDING     BALANCE OUTSTANDING
DELINQUENCY STATUS                            CUT-OFF DATE        CUT-OFF DATE     AS OF CUT-OFF DATE      AS OF CUT-OFF DATE
------------------                            ------------        ------------     ------------------      ------------------

Current, including 1 to 29 days
delinquent                                          2,431              85.63%            $65,242,389                   84.19%
30 to 59 days                                          78               2.75%              1,806,066                    2.33%
60 to 89 days                                          34               1.20%                992,293                    1.28%
90 to 119 days                                         17               0.60%                268,595                    0.35%
120 to 149 days                                         9               0.32%                240,374                    0.31%
150 to 179 days                                        23               0.81%                560,270                    0.72%
180+ days                                              82               2.89%              1,992,557                    2.57%
Repossession Status                                   165               5.81%              6,392,883                    8.25%
                                         ---------------------------------------------------------------------------------------
                                                    2,839             100.00%            $77,495,428                  100.00%
                                         =======================================================================================




                                      RANGE OF PRINCIPAL BALANCE OUTSTANDING


                                     TOTAL               MINIMUM            MAXIMUM                AVERAGE
PRINCIPAL                    BALANCE AS OF         BALANCE AS OF      BALANCE AS OF          BALANCE AS OF
BALANCE TYPE                  CUT-OFF DATE          CUT-OFF DATE       CUT-OFF DATE           CUT-OFF DATE
------------                  ------------          ------------       ------------           ------------

Original                    $109,268,496.73            $5,169.38        $425,000.00             $38,488.38
Current                      $77,495,427.71                $1.89        $337,390.28             $27,296.73



                                       NEW VS. USED COLLATERAL DISTRIBUTION

                                               % OF CONTRACT                                  % OF CONTRACT
                              NUMBER OF       POOL BY NUMBER     AGGREGATE PRINCIPAL      POOL BY PRINCIPAL
                        CONTRACTS AS OF   OF CONTRACTS AS OF     BALANCE OUTSTANDING    BALANCE OUTSTANDING
NEW VS. USED               CUT-OFF DATE         CUT-OFF DATE      AS OF CUT-OFF DATE     AS OF CUT-OFF DATE
------------               ------------         ------------      ------------------     ------------------

New                              1,761                 62.03%            $52,004,811                  67.11%
Used                             1,078                 37.97%             25,490,617                  32.89%
                    ------------------------------------------------------------------------------------------
                                 2,839                100.00%            $77,495,428                 100.00%
                     ==========================================================================================



                                 RANGE OF CREDIT SCORES

                          MINIMUM AS OF        MAXIMUM AS OF     WEIGHTED AVERAGE AS OF
SCORE TYPE             ORIGINATION DATE     ORIGINATION DATE           ORIGINATION DATE
----------             ----------------     ----------------           ----------------

FICO                                504                  823                       677
Custom                               85                  303                       195



                   MINIMUM, MAXIMUM AND WEIGHTED AVERAGE DISTRIBUTION

                          MINIMUM AS OF        MAXIMUM AS OF     WEIGHTED AVERAGE AS OF
DISTRIBUTION TYPE          CUT-OFF DATE         CUT-OFF DATE               CUT-OFF DATE
-----------------          ------------         ------------               ------------

Contract Rate                    0.00%                19.00%                     8.84%
Original Term                72 months            242 months                181 months
Current Term                  1 months            169 months                105 months
